UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2007

Cogent Communications Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31227	52-2337274
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1015 31st St. NW, Washington, District of Columbia		20007
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-295-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2007 the Board of Directors of Cogent Communications Group, Inc. ("Company") adopted an amendment to the Company's bylaws to permit direct registration of the Company's stock as required by NASDAQ stock exchange listing rules. The text of the amendment is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Item No. Description

99.1 Text of an amendment to to Company's bylaws to permit direct registration of stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

September 24, 2007	By:	Thaddeus G. Weed

Name: Thaddeus G. Weed
Title: Vice President & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Text of an amendment to to Company's bylaws to permit direct registration of stock.